UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2024

Vintage Wine Estates, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40016	87-1005902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Concourse Boulevard
Santa Rosa, California		95403
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 289-9463

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	VWE	The Nasdaq Stock Market LLC
Warrants to purchase common stock	VWEWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

Chapter 11 Filing

As previously disclosed, on July 24, 2024, Vintage Wine Estates, Inc., a Nevada corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed a voluntary petition for reorganization (collectively, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On July 24, 2024, an additional subsidiary of the Company, Splinter Group Napa, LLC also filed a Chapter 11 Case in the Bankruptcy Court. The Chapter 11 Cases are being jointly administered under the caption Meier's Wine Cellars Acquisition, LLC, et al., Case No. 24-11575.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 24, 2024, the Company received a letter (the “Delisting Notice”) from the listing qualifications department staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, in accordance with Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1, the Staff has determined that the Company’s common stock, no par value per share (the “common stock”), and warrants to purchase common stock (the “warrants”) will be delisted from Nasdaq. The Company does not intend to appeal the Staff’s delisting determination. As a result of the Delisting Notice, trading of the common stock and the warrants will be suspended at the opening of business on August 2, 2024, and Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission (“SEC”) to remove the Company’s securities from listing and registration on Nasdaq, although Nasdaq has not specified a date on which the Form 25-NSE will be filed. If Nasdaq has not filed the Form 25-NSE by August 5, 2024, the Company intends to file a Form 25 with the SEC on such date to effect the voluntary delisting and deregistration of the Company’s common stock and warrants from Nasdaq.

In the Delisting Notice, the Staff stated that its determination is based on several factors, including the filing of the Chapter 11 Cases and associated public interest concerns raised by it, concerns regarding the residual equity interest of the existing listed securities holders, and concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq, including the Company’s ongoing noncompliance with Nasdaq Listing Rule 5450(a)(1), which requires listed companies to maintain a minimum bid price of at least $1 per share. As previously disclosed, the Company has received a notification from the Staff dated September 13, 2023 indicating that the Company no longer satisfies Nasdaq Listing Rule 5450(a)(1).

As previously disclosed, the Company’s Board of Directors (the “Board”) has concluded that it is in the best interests of the Company to voluntarily deregister under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the delisting and related deregistration of the Company’s securities under Section 12(b) of the Exchange Act, the Company intends to file a Certification and Notice of Termination of Registration on Form 15 with the SEC, requesting the termination of registration of the Company’s common stock and warrants under Section 12(g) of the Exchange Act, if any, and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The Company has not arranged for listing or registration of its common stock or warrants on another national securities exchange or for quotation in a quotation medium. Following delisting from Nasdaq, the Company’s common stock and warrants may be eligible to be quoted on the Pink Open Market operated by the OTC Markets Group Inc. if a market maker sponsors the security and complies with Rule 15c2-11 under the Exchange Act, but the Company can provide no assurances that a trading market for the Company’s common stock or warrants will exist now or in the future.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2024, Patrick Roney notified the Board of his decision to resign from his position as Executive Chairman of the Board, effective August 1, 2024. Mr. Roney’s resignation is not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of the Company’s securities, including common stock, could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Additional Information on the Chapter 11 Cases

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, may be obtained at https://dm.epiq11.com/VintageWine, a website administered by Epiq Corporate Restructuring, LLC, a third-party bankruptcy claims and noticing agent. The information on such website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements are all statements other than those of historical fact and may be identified by the use of words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding the Chapter 11 Cases, the Debtors’ ability to consummate and complete a plan of reorganization and their ability to continue operating in the ordinary course while the Chapter 11 Cases are pending, the expected trading suspension, delisting and deregistration of the Company’s common stock and warrants, and the timing of such matters. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Debtors’ ability to successfully complete a restructuring under Chapter 11, including: consummation of a plan of reorganization; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Debtors’ ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to any plan of reorganization or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to distractions and uncertainties resulting from the Chapter 11 Cases; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of any plan of reorganization or DIP Facility; inability to consummate asset sales; the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; finalization and receipt of the DIP Facility, the conditions to which the DIP Facility is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company's control; potential delays in the Chapter 11 process due to unanticipated factors; and potential or existing litigation or administrative or regulatory proceedings and inherent risks involved in a bankruptcy process.

Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the SEC, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to differ materially from those expressed in or implied by such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements and does not undertake to do so, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vintage Wine Estates, Inc.

Date:	July 30, 2024	By:	/s/ Kristina Johnston
Chief Financial Officer